UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2025

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 22, 2025, Wellgistics Health, Inc. (the “Registrant”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on September 25, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 8.01 Other Events

On October 21, 2025, DataVault and Wellgistics entered into a non-binding letter of intent (the “LOI”) to pursue a potential collaboration to integrate a manufacturer-to-patient blockchain-enabled smart contract solution, referred to as PharmaChain, into Wellgistics’ technology and physical infrastructure for the prescription drug industry. The contemplated collaboration is expected to focus on digitizing prescription fulfillment workflows and related operations. The parties currently contemplate a revenue-sharing arrangement in connection with any future commercialization; however, the economic and other material terms of any potential collaboration remain subject to negotiation.

The LOI does not create any binding obligation on either party to consummate a transaction or to enter into any definitive agreements, and there can be no assurance that the parties will negotiate and execute definitive agreements, that any contemplated collaboration will be consummated, or that any revenues or other benefits will result. Any implementation of the contemplated solution would be subject to, among other things, the negotiation and execution of definitive agreements and the satisfaction of customary conditions. The contemplated solution does not involve the issuance of tokens or digital assets.

A copy of the joint press release announcing the execution of the LOI is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the parties’ plans to negotiate definitive agreements, potential implementation, adoption, performance, revenue sharing and other anticipated benefits of the contemplated collaboration. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including risks related to the parties’ ability to negotiate and enter into definitive agreements on acceptable terms or at all; regulatory, privacy and compliance considerations; technology development, integration and scalability; market adoption by manufacturers, pharmacies, payors and other stakeholders; intellectual property matters; competitive developments; dependence on third parties; cybersecurity and data integrity; cost, timing and funding requirements; and other risks described in each company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this report, and neither company undertakes any obligation to update any forward-looking statements, except as required by law.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction, and there shall be no sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
99.1	Press Release Dated October 22, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2025	WELLGISTICS HEALTH, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President